UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

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[ ]Preliminary Proxy Statement
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   by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
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

                     Scientific Industries, Inc.
                           (Letterhead)










November 21, 2011

Dear Fellow Stockholders:

	You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Thursday, January 12, 2012 at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716.

	Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2011 Annual Meeting of Stockholders and Proxy Statement.

	It is important that your shares be represented at the 2011 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

	Thank you for your continued support.


					Sincerely,


                                        /s/ Joseph G. Cremonese

					Joseph G. Cremonese
					Chairman

                   SCIENTIFIC INDUSTRIES, INC.
                       70 Orville Drive
                     Bohemia, New York 11716

                         _____________

        NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

                       JANUARY 12, 2012



	Notice is hereby given that the 2011 Annual Meeting of Stockholders (the "Annual Meeting") of Scientific Industries, Inc., a Delaware corporation (the "Company"), will be held on Thursday, January 12, 2012, at 11:00 a.m. (New York time) at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, for the following purposes:



1.	To elect two Class C Directors to the Company's Board of Directors
to serve until the Company's annual meeting of stockholders with respect to the year ending June 30, 2014 and until the election and qualification of their respective successors.

2.	To consider and act upon a proposal to approve the 2012 Stock
Option Plan of the Company.

3.	To ratify the appointment of Nussbaum Yates Berg Klein & Wolpow,
LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012.

4.	To transact such other business as may properly come before the
Annual Meeting and any adjournments or postponements thereof.

	The foregoing items of business are more fully described in the accompanying proxy statement.

	The Board of Directors has fixed the close of business on November 11, 2011, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

	A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company.

	You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage paid envelope. Any proxy may be revoked by delivery of a later dated proxy.



By Order of your Board of Directors,




                                    /s/ Robert P. Nichols

				    Robert P. Nichols
				    Secretary

Bohemia, New York
November 21, 2011






WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY
REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY
VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR
PROXY CARD.


                     YOUR VOTE IS IMPORTANT

                    SCIENTIFIC INDUSTRIES, INC.
                         70 Orville Drive
                     Bohemia, New York 11716

                        PROXY STATEMENT
                       _________________

              2011 ANNUAL MEETING OF STOCKHOLDERS
               TO BE HELD ON JANUARY 12, 2012
                      _________________

Solicitation of Proxies

	This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Scientific Industries, Inc., a Delaware corporation (the "Company"), for use at the 2011 Annual Meeting of Stockholders (the "Annual Meeting") to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, on Thursday, January 12, 2012, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof.

	At the Annual Meeting, stockholders of the Company will be asked to: (1) elect two Directors of the Company to serve until the Company's annual meeting of stockholders with respect to the fiscal year ending June 30, 2014, and the election and qualification of their respective successors; (2) consider and act upon a proposal to approve the 2012 Stock Option Plan of the company; (3) ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012; and
(4) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date, Voting Rights

	Only stockholders of record of the Company's Common Stock, par value $0.05 per share (the "Common Stock"), as of the close of business on November 11, 2011 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 1,196,577 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

	The presence at the Annual Meeting, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock as of the Record Date is necessary to constitute a quorum. In the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes abstentions and broker "non-votes" are included. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting of Proxies, Revocation, Solicitation

	All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting.
The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies other than with respect to broker "non-votes" will be voted FOR
(1) the election of the Board's nominees, Joseph G. Cremonese and Roger B.

Knowles as Directors of the Company; (2) the approval of the Company's 2012 Stock Option Plan; and (3) the ratification of the appointment by the Board of Directors of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012.

	Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the nominees for Directors, or to vote for, against or to abstain from voting for: the proposal to approve the Company's 2012 Stock Option Plan and the proposal to ratify the appointment by the Board of Directors of the Company's independent registered public accounting firm.

	A stockholder's attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

	It is anticipated that this proxy statement, the enclosed proxy card and the Company's Annual Report will be mailed to the Company's stockholders on or about December 7, 2011.

                         PRINCIPAL STOCKHOLDERS

        The following table sets forth as of November 11, 2011 certain information as to each person who to the Company's knowledge, based upon such person's representations or publicly available filings, beneficially owned more than 5% of the outstanding shares of the Company's Common Stock as of that date:

Name and Address of		Shares Beneficially	Percent of
Beneficial Owner		      Owned**             Class***
__________________              __________________      __________

James S. Segasture*		171,500(1)		14.3

Lowell A. Kleiman		139,581(2) 		11.7
16 Walnut Street
Glen Head, NY 11545

Spectrum Laboratories, Inc.	127,986(3)	        10.7
18617 Broadwick Street
Rancho Dominquez, CA 90220

Grace S. Morin*		        89,450(4)	         7.4

Brookman P. March*	        89,450(5)	         7.4

Joseph G. Cremonese*		79,097(6)		 6.5

Estate of Joseph I. Kesselman*  64,120(7)	         5.3

* His or her address is c/o Scientific Industries, Inc., 70 Orville Drive, Bohemia, New York 11716.

**    Beneficial ownership, as such term is used herein, is determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and includes voting and/or investment power with respect to shares of Common Stock of the Company. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares issuable pursuant to options held by the named person that may be exercised within 60 days of the date indicated above.

***   Percentages of ownership are based upon the number of shares of
Common Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

(1)  	Includes 4,000 shares issuable upon exercise of options.

(2)	Based on information reported on Schedule 13D filed with the
Securities and Exchange Commission on October 30, 2002.

(3)	Based on information reported on Schedule 13G filed with the
Securities and Exchange Commission on June 15, 2009.

(4)	Includes 6,500 shares issuable upon exercise of options held by her husband, Mr. March.

(5)	Represents 82,950 shares owned by his wife, Grace S. Morin and
6,500 shares issuable upon exercise of options.

(6)	49,097 shares are owned jointly with his wife, and 30,000 shares are issuable upon exercise of options.

(7)	Includes 16,735 shares owned by Mrs. Kesselman and 4,000 shares issuable upon exercise of options.

                         PROPOSAL 1

                  ELECTION OF DIRECTORS

	General

		The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. The number of Directors constituting the Board was reduced from six to five upon the death in July, 2011 of a Director, Mr. Joseph I. Kesselman. Two are Class A Directors, one is a Class B Director and two are Class C Directors. At the Annual Meeting, the two Class C Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending June 30, 2014, and until their successors are duly elected and qualified. During fiscal 2011, the Board held six meetings, at each of which all Directors were present. Shares of Common Stock represented by executed and returned proxies solicited by the Board of Directors will be voted for the nominees hereinafter named if authority to do so is not specifically withheld. If for any reason said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

		The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of the vote.

	The Board of Directors recommends that stockholders vote FOR the election of the nominees identified below to the Board of Directors.

	Nominees

		The Board of Directors has designated Mr. Joseph G. Cremonese and Mr. Roger B. Knowles, both currently Class C Directors, as their nominees for election.

	Joseph G. Cremonese (age 75), a Director since November 2002 and Chairman of the Board since February 2006, has been a marketing consultant to the Company since 1996. Mr. Cremonese has been since 1991, President of Laboratory Innovation Company, Ltd., which is a vehicle for technology transfer and consulting services for companies, including the Company, engaged in the production and sale of products for science and biotechnology. Since March 2003, he has been a director of Proteomics, Inc., a producer of recombinant proteins for medical research. Prior to 1991, he had been employed by Fisher Scientific, the largest U.S. distributor of laboratory equipment.

	Roger B. Knowles (age 86), a Director since 1965, has been retired for more than five years.

	Other Directors

		Class A Directors:

		Helena R. Santos (age 47), a Director since 2009, has been employed by the Company since 1994, and has served since August 2002 as its President, Chief Executive Officer and Treasurer. Prior thereto, she served as Vice President, Controller from 1997 and as Secretary from May 2001. Ms. Santos was an internal auditor with a major defense contractor from March 1991 to April 1994. She had been previously employed in public accounting.

		James S. Segasture (age 75), a Director since 1991, has been a private investor since February 1990.

		Class B Director:

		Grace S. Morin (age 63), a Director since December 4, 2006, had been President, Director and principal stockholder of Altamira Instruments, Inc. from December 2003 until its acquisition in November
2006 by the Company. Ms. Morin had been employed by Altamira to supervise its administrative functions at the Pittsburgh, Pennsylvania facility as a full-time employee through March 31, 2009 and since that date as a part-time consultant. She was for two years ending December 2003, a general business consultant, and for approximately four years prior thereto a member of senior management of a designer of gas flow environmental engineered products.

	Stock Ownership

		The following table sets forth, as of November 11, 2011, relevant information as to the shares of Common Stock beneficially owned by (i) each Director of the Company, (ii) each executive officer of the Company identified in the Summary Compensation Table under "Executive Officers and Key Personnel," and (iii) all directors and executive officers as a group.

  Beneficial Owner		    Number    	   	  Percentage
___________________              ____________          ________________

Joseph G. Cremonese		   79,097 (1) 		      6.5%

Roger B. Knowles		    4,000 (2)		       .3%

Grace S. Morin			   89,450 (3)		      7.4%

James S. Segasture	          171,500 (4)                14.3%

Helena R. Santos	           15,779 		      1.3%

Robert P. Nichols		   21,446 (5)		      1.8%

Brookman P. March		   89,450 (6)		      7.4%

All current directors and
executive officers as a group     381,272 (7)	 	     31.6%
(7 persons)

(1)	49,097 shares are owned jointly with his wife, and 30,000 shares are issuable upon exercise of options.

(2)	Represents shares issuable upon exercise of options.

(3)	Includes 6,500 shares issuable upon exercise of options held by her husband, Mr. March.

(4)	Includes 4,000 shares issuable upon exercise of options.

(5)	Includes 5,000 shares issuable upon exercise of options.

(6)	Represents 82,950 shares owned by his wife, Ms. Morin, and 6,500 shares issuable upon exercise of stock options.

(7)	Includes 49,500 shares issuable upon exercise of options.


	Board Committees

	Joseph I. Kesselman had been until his death in July 2011 a member of the Stock Option Committee and the Compensation Committee.

	The Company's Stock Option Committee administers the Company's 2002 Stock Option Plan ("2002 Plan") and will administer the 2012 Stock Option Plan, if the Plan is approved by the stockholders. The members of the committee are to be non-management Directors of the company - Mr. James
S. Segasture and since November 18, 2011, Joseph G. Cremonese, as successor to Mr. Kesselman. The members of the Committee serve at the discretion of the Board. During the fiscal year ended June 30, 2011 ("fiscal 2011") the Stock Option Committee held two meetings.

	Grace S. Morin, and James S. Segasture are the current members of the Company's Compensation Committee serving at the discretion of the Board. The Committee administers the Company's compensation policies. During fiscal 2011, the Compensation Committee held one meeting.

	The Board of Directors acts as the Company's Audit Committee, which in its function as the Committee, held two meetings during fiscal 2011.
Ms. Santos, who is not "independent" and Ms. Morin are "financial experts" as defined by the Securities and Exchange Commission.

	           Directors' Compensation and Options


                  DIRECTORS' COMPENSATION
            For the Year Ended June 30, 2011


                                           Non-
                                           Equity
            Fees                           Incentive
            Earned                         Plan
            or Paid    Stock     Option    Comp-
            in Cash    Awards    Awards    ensation
Name        ($)        ($)       ($)       ($)
(a)         (b)        (c)       (d)       (e)
_____________________________________________________________________
Joseph G.
Cremonese    25,700      0        16,200(2) 0

Joseph
Kesselman(1) 12,700      0            0     0

Roger B.
Knowles      12,700      0            0     0

Grace S.
Morin        12,700      0            0     0

James S.
Segasture    12,700      0            0     0

____________________________________________________________________


                DIRECTORS' COMPENSATION (CONTINUED)

            Changes
            in
            Pension
            Value and
            Non-       Non-
            qualified  qualified
            Deferred   Deferred    All
            Compens-   Comp-       Other
            ation      ensation    Comp-
            Earnings   Earnings    ensation    Total
Name        ($)        ($)         ($)         ($)
(a)         (f)        (g)         (h)         (i)
____________________________________________________________________

Joseph G.
Cremonese      0         0        36,000(3)   77,900

Joseph I.
Kesselman(1)   0         0          0         12,700

Roger B.
Knowles        0         0          0         12,700

Grace S.
Morin          0         0         9,000(4)   21,700

James S.
Segasture      0         0          0         12,700

____________________________________________________________________


(1) Mr. Kesselman died in July 2011.

(2) The amount represents consulting expense recorded in fiscal 2011 for stock options granted in fiscal 2010 and 2011 valued and expensed utilizing the Black-Scholes-Merton options pricing model.

(3) Represents amount paid to his affiliate pursuant to a marketing consulting agreement.

(4) Represents compensation received for her administrative services as a consultant for Altamira.

	The Company pays each Director who is not an employee of the Company or a subsidiary a quarterly retainer fee of $1,800 (increased in January 2011 from $1,500) and $1,200 (increased from $1,000 in January 2011) for each meeting attended. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings in the amount of $50 or the Director's itemized expenses, whichever is greater. Mr. Cremonese, as Chairman of the Board receives an additional fee of $1,200 (increased in January 2011 from $1,000) per month. During fiscal 2011, total director compensation to non-employee Directors aggregated $137,700, including the consulting fees paid to Mr. Cremonese's affiliate, and to Ms. Morin.

	Under the Company's 2002 Plan, none of the Directors at the time of the adoption by the Board of Directors of the 2002 Plan were eligible to receive option grants thereunder. Each of Roger B. Knowles and James
S. Segasture hold options expiring on December 31, 2011 granted under the Company's 1992 Stock Option Plan to purchase 4,000 shares of Common S tock at the exercise price of $2.40 per share. Mr. Joseph G. Cremonese who was elected a Director at the 2002 Annual Meeting of Stockholders, was granted ten year options on December 1, 2003 to purchase 5,000 shares of Common Stock at the exercise price of $1.35 per share and on February 20, 2007 to purchase 5,000 shares of Common Stock at the exercise price of $3.10 per share, and five-year options on September 17, 2009 to purchase 10,000 shares at the exercise price of $1.88 per share, and on January 7, 2011 to purchase 10,000 shares at the exercise price of $1.53 per share. The $1.53 option had a total fair value (as determined by the Black-Scholes-Merton option-pricing model) of $15,300 which was all recognized as consulting expense in fiscal 2011. None of the options have been exercised to date.


Executive Officers and Key Personnel

	Ms. Helena R. Santos and Mr. Robert P. Nichols are the executive officers of the Company. Mr. Brookman P. March is President and
Director of Sales and Marketing of the Company's subsidiary, Altamira Instruments, Inc.

	See "Election of Directors" for the employment history of Ms. Santos.

	Robert P. Nichols (age 50), employed by the Company since February 1998, has served since August 2002 as Executive Vice President.
Previously, he had been since May 2001 Vice President, Engineering.
Prior to joining the Company, Mr. Nichols was an Engineer Manager with Bay Side Motion Group, a precision motion equipment manufacturer from January 1996 to February 1998.

	Brookman P. March (age 66) has been Director of Sales and Marketing of Altamira, which conducts the Catalyst Research Instruments operation since November 30, 2006 and its President since July 2008. He had been Vice President and a Director of Altamira from December 2003 until it was acquired by the Company. Mr. March is the husband of Ms. Morin, a Director.

	The executive officers of the Company are elected by the Board of Directors of the corporation for which they serve and hold office until their respective successors are elected and qualified or until his or her earlier resignation or removal. None of the officers need to be Directors, and more than one office may be held by the same person. There is no arrangement or understanding between any executive officer and any person other than the Company regarding election as an officer.

	The Compensation Committee reviews and recommends to the Board of Directors the compensation to be paid to each executive officer. In making a determination, the Committee and the Board give material consideration to the Company's results of operations and financial condition, competitive factors and the Company's resources. The compensation at times includes grants of options under its stock option plan to the named executives. Each officer is employed pursuant to a long-term employment agreement, containing terms proposed by the Committee and approved as reasonable by the Board of Directors. The Board is cognizant that as a relatively small company, the Company has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the Company has relied upon long-term employment agreements and grants of stock options to retain qualified personnel.

	In September 2011, The Company entered into new employment agreements with Ms. Helena R. Santos and Robert P. Nichols extending their terms of employment to June 30, 2013. The new agreements increased their annual base salaries for the fiscal years ending June 30,

2012 and June 30, 2013 - for Ms. Santos from $135,000 for the fiscal year ended June 30, 2011 to $138,000 and $141,000 respectively; and for Mr. Nichols from $123,600 for the fiscal year ended June 30, 2011 to $126,320 and $129,100 respectively. Bonuses, if any, are to be awarded at the discretion of the Board of Directors for each of the fiscal years ending June 30, 2012 and June 30, 2013. For the six month period ended June
30, 2010 and the year ended June 30, 2011, the Board of Directors authorized bonuses of $8,000 and $4,000, respectively for Ms. Santos and $4,400 and $3,000, respectively for Mr. Nichols.

	In October 2010, the Company entered into a new employment agreement with Mr. March extending the term through June 30, 2012, which may be further extended by mutual consent for an additional 12 month period. The agreement provides for an annual base salary of $121,900 through November 30, 2010 and $128,000 thereafter. Bonuses, if any, may be awarded at the discretion of the Board of Directors.
A bonus of $5,000 was paid to Mr. March during fiscal 2011 for his services during the twelve month period ended November 30, 2010.

      Mr. March is the husband of Grace S. Morin, a Director of the Company and of Altamira and a former principal stockholder of Altamira.

	Each of the foregoing employment agreements contains confidentiality and non-competition covenants. The employment agreements for Ms. Santos and Mr. March contain termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (defined as (i) conviction of a felony or (ii) gross neglect or gross misconduct (including conflict of interest), the Company shall pay severance payments equal to one year's salary at the rate of the compensation at the time of termination, and continue to pay the regular benefits provided by the Company for a period of two years from termination.

	Compensation for each of its executive officers provided by their employment agreements were based on the foregoing factors and the operating and financial results of the segments under their management.

	The following table summarizes all compensation paid by the Company to each of its executive officers for the fiscal years ended June 30, 2011 and 2010.

                       SUMMARY COMPENSATION TABLE

______________________________________________________________________

                                                  Non-      Non-
                                                  Equity    Qualified
                                                  Incentive Deferred
Name                                              Plan      Comp-
and                               Stock  Option   Comp-     ensation
Principal  Fiscal  Salary  Bonus  Awards Awards   ensation  Earnings
Position   Year    ($)     ($)    ($)    ($)      ($)       ($)
(a)        (b)     (c)     (d)    (e)    (f)      (g)       (h)
______________________________________________________________________
Helena R.  2011    135,000 8,000(1) 0      0        0         0
Santos,    2010    131,500 5,000    0      0        0         0
CEO,
President,
CFO
______________________________________________________________________
Robert P.  2011    123,600 4,400(1  0      0        0         0
Nichols,   2010    121,300 5,000    0      0        0         0
Exec.
V.P.
______________________________________________________________________
Brookman   2011    122,650 5,000(1) 0      2,900(3) 0         0
P. March,  2010    116,900 0        0      8,100(3) 0         0
Director
of Sales
and
Marketing,
and
President of
Altamira
______________________________________________________________________




                   SUMMARY COMPENSATION TABLE (CONTINUED)
______________________________________________________________________
                     Changes
                     in
                     Pension
                     Value
                     and Non-
                     Qualified  All
Name                 Deferred   Other
and                  Comp-      Comp-
Principal  Fiscal    ensation   ensation   Total
Position   Year      Earnings   ($)        ($)
(a)        (b)                  (i)        (j)
______________________________________________________________________
Helena R.  2011      0           2,900(2)  145,900
Santos,    2010      0           2,600(2)  139,100
CEO,
President,
CFO
______________________________________________________________________
Robert P.  2011      0           2,600(2)  130,600
Nichols,   2010      0           2,450(2)  128,700
Exec.
V.P.
______________________________________________________________________
Brookman   2011      0           5,100(2)  135,650
P. March,  2010      0           4,700(2)  129,700
Director
of Sales
and
Marketing,
and
President of
Altamira
______________________________________________________________________

(1) Represents amounts paid during fiscal 2011 earned for fiscal 2010.

(2) The amounts represent the Company's matching contribution under the Company's 401(k) Plans.

(3) The amounts represent compensation expense for stock options granted valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. The fiscal 2010 amount includes a 2,000 share stock option granted as a bonus during fiscal 2010 valued at $4,300.


GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED JUNE 30, 2011

There were no options granted to officers during fiscal 2011.

       OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

_______________________________________________________________________
                          Option Awards
_______________________________________________________________________
                        Number       Equity
           Number       of           Incerntive
           of           Securities   Plan Awards:
           Securities   Under-       Number of
           Under-       lying        Securities
           lying Un-    Unexercised  Underlying   Option
           exercised    Options(#)   Unexercised  Exercise  Option
           Options(#)   Unexerci-    Unearned     Price     Expiration
Name       Exercisable  sable        Options(#)   ($)       Date
(a)        (b)          (c)          (d)          (e)       (f)
______________________________________________________________________
Robert P.
Nichols     5,000        0           0            1.25      10/2012
______________________________________________________________________
Brookman P. 4,833        1,667       0            3.07      11/2014
March
_____________________________________________________________________



          OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

______________________________________________________________________
                          Stock Awards
______________________________________________________________________
                                              Equity
                                              Incentive
                                  Equity      Plan
                                  Incentive   Awards:
                                  Plan        Market or
                                  Awards:     Payout
                                  Number of   Value of
                       Market     Unearned    Unearned
           Number      Value      Shares,     Shares,
           of Shares   of Shares  Units or    Units or
           or Units    or Units   Other       Other
           of Stock    of Stock   Rights      Rights
           That        That       That        That
           Have not    Have not   Have not    Have not
           Vested      Vested     Vested      Vested
           (#)         ($)        (#)         ($)
           (g)         (h)        (i)         (j)
______________________________________________________________________
Robert P.
Nichols     0           0          0          0
______________________________________________________________________
Brookman P. 0           0          0          0
March
______________________________________________________________________

No executive officer exercised any options during fiscal 2011.

Related Transactions

	Mr. Joseph G. Cremonese, a Director since November 2002, through his affiliate, Laboratory Innovation Company, Ltd., has been providing independent marketing consulting services to the Company for over ten years. The services have been rendered since January 1, 2003 pursuant to a consulting agreement which was extended in January, 2011 through December 31, 2011. The agreement as amended and restated currently provides that Mr. Cremonese and his affiliate shall render, at the request of the Company, marketing consulting services of at least 60, but not more than 96, days per year at the rate of $600 per day with a monthly payment of $3,000, with the Company's obligation reduced to the extent the consulting services are less than 60 days for the 12 month period. The agreement contains confidentiality and non-competition covenants. The Company paid the affiliate pursuant to the agreement $36,000 for each of fiscal 2011 and fiscal 2010.

	Ms. Grace S. Morin, was elected a Director in December 2006 upon the sale of her 90.36% ownership interest in Altamira to the Company in November 2006. Under the purchase agreement Ms. Morin received (in addition to $361,000 in cash paid and an aggregate of 112,950 shares of the Company's Common Stock issued at the time of acquisition), an amount equal to a 90.36% share of 5% of net sales of Altamira for each of five designated periods, subject to possible described adjustment. Accordingly, she received $59,700 for the period which ran from December 1, 2006 through June 30, 2007, $131,000 for the year ended
June 30, 2008; $97,000 for the year ended June 30, 2009; $126,400 for the year ended June 30, 2010; and $38,000 for the five months ended November 30, 2010. She also received in fiscal 2008 $36,400 as reimbursement for the Company's treatment of the transaction as a purchase of assets for tax purposes.

	Until March 31, 2009, Ms. Morin had been employed full-time by Altamira as an administrative employee. Since April 1, 2009, she has provided consulting services on a part-time basis pursuant to an agreement expiring March 31, 2012 at the rate of $85 per hour, which resulted in a payment of $9,000 for fiscal 2011. The agreement contains confidentiality and non-competition covenants.


Section 16(a) Reporting

	The Company believes that, for the year ended June 30, 2011, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

                            PROPOSAL 2

                      PROPOSAL TO APPROVE
                  THE 2012 STOCK OPTION PLAN

        On November 18, 2011 the Board of Directors adopted the 2012 Stock Option Plan of the Company (the "2012 Plan") subject to stockholder approval. The 2012 Plan is based on the Company's Stock Option Plan which was adopted in 2002 (the "2002 Plan") with certain revisions, principally as to the number of shares and termination date, and to comply with applicable rules and regulations. The 2012 Plan authorizes the grant of options to employees and directors of the Company or its subsidiaries and individuals performing consulting services to the Company or a subsidiary.

        There are 261,000 shares of Common Stock subject to the 2002 Plan which by its terms terminates on February 10, 2012; thereby terminating the authority to grant options under the Plan after such date. As of November 18, 2011, an aggregate of 57,000 shares were reserved for issuance upon exercise of outstanding options granted under the 2002 Plan.

        The 2012 Plan relates to 100,000 shares of Common Stock plus s uch number of shares, not to exceed 57,000, which are currently subject to the outstanding options granted under the 2002 Plan, but which are not subsequently required to be issued because of the termination or expiration of such options without their having been exercised.

        The Company believes that the 2012 Plan will be important in attracting and retaining individuals with good ability to service the Company, motivating their efforts and serving the business interests of the Company, while reducing the cash payments which the Company would otherwise be required to make to accomplish such purposes.

        The following table sets forth information regarding options granted under the 2002 Plan to each of the Company's executive officers named under the Summary Compensation Table under "Executive Compensation", all current executive officers as a group, all current Directors who are not executive officers as a group, and all employees other than executive officers as a group:

						Number of
						Stock Options
Name and Position				Granted
_________________                               _____________
Brookman P. March				 6,500
Robert P. Nichols				 5,000

Executive Officer Group (2 persons)		11,500
Non-Executive Directors Group (1 person)	30,000
Non-Executive Officer Employee Group (2 persons) 3,500


        The last reported sale price of the Company's Common Stock (symbol SCND) on the OTC Electronic Bulletin Board on October 31, 2011 was $2.66 per share. The proceeds to be received upon the exercise of the stock options granted under the 2012 Plan will be used for general corporate purposes.

Summary of the 2012 Plan

        The full text of the 2012 Plan is set forth in Appendix A to this Proxy Statement. The following summary of the provisions of the 2012 Plan is qualified in its entirety by reference to the text of the 2012
Plan.
	Options Authorized

        The 2012 Plan permits, as did the 2002 Plan, the Company to grant both incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code, and other options which do not qualify as Incentive Stock Options ("Non-Qualified Options").

        The aggregate number of shares of Common Stock reserved for issuance under the 2012 Plan is 157,000, which includes 57,000 shares which, as of November 18, 2011, were reserved for issuance upon the exercise of outstanding stock options granted pursuant to the 2002 Plan.
To the extent that any of the stock options previously granted under the 2002 Plan expire or terminate for any reason without having been exercised, then stock options exercisable for that same number of shares of Common Stock may be granted under the 2012 Plan. Accordingly, to the extent any of the outstanding options granted under the 2002 Plan are exercised, the number of shares for which options may be granted under the 2012
Plan will be reduced.

        Unless earlier terminated by the Board of Directors, the 2012 Plan (but not outstanding options) will terminate on February 10, 2022, after which no further awards may be granted under the 2012 Plan. The 2012
Plan will be administered by the full Board of Directors or, at the Board's discretion, by a committee of the Board (the "Committee") consisting of at least two persons.

        Recipients of options under the 2012 Plan ("optionees") are to be selected by the Board or the Committee. Unless otherwise provided by the Board or the Committee, options shall be exercisable in three equal, cumulative installments commencing respectively on the first, second, and third anniversary of the date of grant. The purchase price will be based on the fair market value of a share of Common Stock on the date of grant as determined pursuant to Section 422 (c)(7) of the Internal Revenue Code (the "Code"). The Board or the Committee determines the terms of each option grant including (1) the purchase price of shares subject to options, (2) the dates on which options become exercisable; (3) the expiration date of each option (which may not exceed ten years from the date of grant except for an incentive stock option granted to an employee who is also at least a 10% stockholder five years from the date of grant) and (4) any restriction to which the options are subject. The minimum per share purchase price for Incentive Stock Options and options granted to any director of the Company or a subsidiary who is not an employee of the Company or subsidiary ("Director") is the fair market value or 110% of the fair market value for an Incentive Stock Option granted to an employee who owns at least 10% of the outstanding shares of Common Stock.

        Optionees will have no voting, dividend or other rights as stockholders with respect to shares of Common Stock covered by options prior to becoming the holders of record of such shares. The purchase price upon the exercise of options may be paid in cash, by certified bank or cashier's check or by tendering stock held by the optionee or by cashless exercise through a broker. The total number of shares of Common Stock available under the 2012 Plan, and the number of shares and per share exercise price under outstanding options will be appropriately adjusted in the event of any reorganization, merger or recapitalization of the Company or similar corporate event.

        The Board of Directors may at any time terminate the 2012 Plan or from time to time make such modifications or amendments to the 2012 Plan as it may deem advisable and the Board or Committee (other than with respect to options held by a Director) may adjust, reduce, cancel and regrant an unexercised option if the fair market value declines below the exercise price subject to Section 409A of the Code. In no event may the Board, without the approval of stockholders, amend the 2012 Plan to increase the maximum number of shares of Common Stock for which options may be granted under the 2012 Plan or change the class of persons eligible to receive options under the 2012 Plan, or change the manner of determining the option prices, or extend the period during which an option may be granted or exercised.

        Subject to limitations set forth in the 2012 Plan, the terms of option agreements will be determined by the Board or Committee, and need not be uniform among optionees.

        FEDERAL INCOME TAX CONSEQUENCES. The following is a brief discussion of the Federal income tax consequences of transactions under the 2012 Plan. This discussion is not intended to be exhaustive and does not describe state or local tax consequences.

        Incentive Stock Options

        No taxable income is realized by the optionee upon the grant or exercise of an Incentive Stock Option. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the optionee's employer for Federal income tax purposes.

        Except as noted below for corporate "insiders," if the Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

        Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise for a Non-Qualified Option.

        For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an Incentive Stock Option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a Non-Qualified Option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

Non-Qualified Options

        Except as noted below for corporate "insiders," with respect to Non-Qualified Options: (1) no income is realized by the optionee at the time the option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Company is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Special Rules Applicable To Corporate Insiders

        As a result of the rules under Section 16(b) of the Exchange Act, "insiders" (as defined in the Exchange Act), depending upon the particular exemption from the provisions of Section 16(b) utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

        BENEFITS. Compensation paid and other benefits granted in respect of the fiscal year ended June 30, 2011 to the named executive officers are set forth under "Executive Officers and Key Personnel".

Proposed Action

	Approval of the adoption of the 2012 Plan will require the affirmative vote of the holders of a majority of the shares of the Common Stock of the Company present, in person or by proxy, at the Annual Meeting. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either "for" or "against".

        The Board of Directors unanimously recommends that stockholders vote their shares FOR the proposal to approve the 2012 Stock Option Plan.

                              PROPOSAL 3

    APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	The Board of Directors, subject to stockholders' approval, appointed Nussbaum Yates Berg Klein & Wolpow, LLP (the "Firm") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012. The Firm has audited the consolidated financial statements of the Company since 1991. A representative of the Firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either "for" or "against".

	Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee, currently the entire Board of Directors determines that such a change would be in the best interest of the Company and its stockholders.

	The following is a description of the fees incurred by the Company for services by the Firm during fiscal 2011 and fiscal 2010:

	The Company incurred for the services of the Firm for fiscal 2011 and fiscal 2010: fees of approximately $54,000 and $52,500, respectively, in connection with the audit of the Company's annual financial statements and quarterly reviews; and $5,000 for each fiscal year for the preparation of the Company's corporate tax returns. There were no other audit related fees or other fees paid to the Firm for the two fiscal years.

	In approving the engagement of the independent registered public accounting firm to perform the audit and non-audit services, the Board of Directors as the Company's audit committee evaluates the scope and cost of each of the services to be performed including a determination that the performance of the non-audit services will not affect the independence of the firm in the performance of the audit services.


The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2012.

                            OTHER MATTERS

	The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.


                     ADDITIONAL INFORMATION

	The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2011, includes its Annual Report on Form 10-K for the year which was filed with the U.S. Securities and Exchange Commission on September 16, 2011. The Annual Report to Stockholders on Form 10-K is not part of this proxy material, but is being mailed to stockholders with this proxy solicitation.

                      STOCKHOLDER PROPOSALS

	Proposals of stockholders of the Company intended to be presented at the Company's Annual Meeting of Stockholders following the year ending June 30, 2012 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than August 7, 2012.


                  EXPENSES AND SOLICITATION

	The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone.
No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.


				    By Order of your Board of Directors,

                                    /s/ Robert P. Nichols

				    Robert P. Nichols
				    Secretary
Bohemia, New York
November 21, 2011

________________________________________________________________________


Exhibit A


                  SCIENTIFIC INDUSTRIES, INC.
                    2012 STOCK OPTION PLAN
              (Effective as of February 11, 2012)

1.	Purpose.

        The purposes of this 2012 Stock Option Plan (the "Plan") are to induce certain individuals to remain in the employ or service of Scientific Industries, Inc. (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success. Options will be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422 (b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options"), as determined at the time of the grant thereof by the Administrator referred to in Section 3(A) hereof.

2.	Shares Subject to Plan.

        Options may be granted to purchase up to one hundred thousand (100,000) shares of the common stock, par value $0.05 per share (the
"Common Stock") of the Company.   In addition, to the extent that options
previously granted under the 2002 Stock Option Plan of the Company (the "Prior Plan") expire or terminate for any reason without having been exercised, then options exercisable for that same number of shares of Common Stock, up to a maximum of Fifty-Seven Thousand (57,000) shares, may be granted pursuant to the Plan. For the purpose of this Section 2, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant of the right set forth in Section 7(C) hereof to deliver shares of the Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 11(C) hereof to cause the Company to withhold from the shares of the Common Stock otherwise deliverable to him or her upon the exercise of an Option shares of the Common Stock in payment of all or a portion of his or her's withholding obligation arising from such exercise. If any Options expire or terminate for any reason without having been exercised in full, new Options may thereafter be granted to purchase the unpurchased shares subject to such expired or terminated Options. Subject to the provisions of Section 10, the maximum number of shares of Common Stock which may be issued in accordance with the provisions of this Section 2 shall be One Hundred and Fifty-Seven Thousand (157,000) shares.

3.	Administration.

        (A) The Plan shall be administered by either the Board or, at the option of the Board, a Committee which shall consist of two or more members of the Board, both or all of whom shall be "disinterested persons" if required under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee, if appointed, shall be appointed annually by the Board, which may at any time and from time to time remove any member or members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held. The Committee, or if a Committee has not been appointed, the Board, in its capacity as administrator of the Plan, is hereinafter referred to as the "Administrator".

        (B) Subject to the express provisions of the Plan, the Administrator shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Administrator may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Administrator in its discretion shall deem relevant. The Administrator's determination on the matters referred to in this section 3(B) shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Administrator, in its sole discretion, and any interpretations by the Administrator of the terms of any Option shall be final, binding and conclusive.

4.	Eligibility.

        Subject, in the case of incentive stock options, to the further restrictions set forth in Section 5, an Option may be granted only to
(1) employees and key consultants of the Company or a Subsidiary, (2) directors of the Company or a Subsidiary, and (3) employees and key consultants of a corporation which has been acquired by the Company or a Subsidiary, whether by way of exchange or purchase of stock, purchase of assets, merger or reverse merger, or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

5.	Option Terms.

        The terms of each Option shall be fixed by the Administrator and specified in the applicable Option Certificate. Option Certificates may vary from one another. Each Option Certificate shall specify (i) the number of Option Shares to be covered by the Option, (ii) the exercise price per Option Share covered by the Option; provided, however, that the initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date of grant, determined pursuant to Section 422(c)(7) of the Code, unless the Participant owns more than 10% of the total combined voting power of the Common Stock at the time an option is granted, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant, or in the case of an non-incentive stock option, shall not be less than fair market value determined pursuant to Section 409A of the Code and Treasury Regulation Section 1.409A-1(b)(5)(iv) or corresponding provisions of future regulations, (iii) the conditions and restrictions, if any, applicable to the exercise of the Option, including any applicable vesting schedule, (iv) that in no event shall an Option be exercisable more than ten years from the relevant date of grant, or in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock, five years from the relevant date of grant, and that the Option cannot be transferred other than by will or the laws of descent and distribution.

6.	Limitations on Grant of Incentive Stock Options.

        (a)	Employment Requirement.  Incentive stock options may only
be awarded to employees (including officers) of the Company or an entity that, with respect to the Company, is a "parent company" or "subsidiary company" within the meaning of Code Sections 424(f).
Furthermore, except as otherwise provided in Code Section 422, if an Optionee is no longer employed by the Company or a Subsidiary, the Optionee's Option shall cease to be treated as an incentive stock option.

        (b) Except as otherwise provided in Section 16 hereof, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

7.	Exercise of Options.

        (A) Except as otherwise provided in Section 16 hereof, or as otherwise determined by the Administrator at the time of the grant thereof, in the case of an Option granted to an employee or key consultant, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day preceding the second anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to such number of shares as when added to the number of shares previously purchased under the Option does not exceed two-thirds of the shares granted thereby, and (iii) during the period commencing on such third anniversary, exercise such Option with respect to all of the shares granted thereby and which previously have not been exercised.

        (B) To the extent exercisable, an Option may be exercised either in whole at any time or in part form time to time.

        (C) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value on the date of delivery equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T promulgated under the Exchange Act, the Administrator may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

        (D) Except in the case of an Option granted to a Director, the Administrator may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

8.	Transferability.

        No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to the Participant may be exercised only by the Optionee.

9.	Termination of Service.

        (A) In the event that prior to his 65th birthday, other than by reason of death, a Participant leaves the employ or service of the Company or a Subsidiary or, in the case of a Director, does not stand for re-election or is not reelected, whether voluntarily or otherwise, each Option theretofore granted to him or her shall be exercisable to the extent exercisable immediately prior to the date of termination of employment or service (or the date the Director does not stand for reelection or is not reelected) within the period ending the earlier to occur of (i) the expiration of the period of three months after the date of such termination of services or failure to stand for or be reelected a Director and (ii) the date specified in such Option.

        (B) In the event a Participant's employment or service (including service as a Director) with the Company or a Subsidiary terminates by reason of the Participant's death, each Option theretofore granted to the Optionee shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of one year after the date of such Participant's death and (ii) the date specified in such Option.

        (C) In the event that on or after his or her 65th birthday, a Participant leaves the employ or service of the Company and its Subsidiaries by reason of his or her disability (as such term is defined in Section 22(e)(3) of the Code) or, in the case of a Director who is not an employee or consultant, resigns or does not stand for re-election or is not reelected, each Option theretofore granted to the Participant shall become immediately exercisable in full and shall terminate upon the earlier to occur of (i) the expiration of the period of three months after the date of such termination, resignation or failure to stand for election or to be reelected and (ii) the date specified in such Option.

10.	Adjustment of Number of Shares.

        (A) In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged.

        (B) In the event that there shall be any change, other than as specified in Section 10(A) hereof, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock, shall have been changed, or for which it shall have been exchanged, then, if the Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares available for issuance in accordance with the provisions of the Plan but not yet covered by an Option, such adjustment shall be made by the Administrator and shall be effective and binding for all purposes of the Plan and of each Option.

        (C) In the case or any substitution or adjustment in accordance with the provisions of this Section 10, the option price in each Option for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this
Section 10.

        (D) No adjustment or substitution provided for in this Section
10 shall require the Company to sell a fractional share under any Option.

        (E) In the event of the dissolution or liquidation of the Company, the Board, in its discretion, may accelerate the exercisability of each Option and/or terminate the same within a reasonable time thereafter.

11.	Purchase for Investment, Withholding and Waivers.

        (A) Unless the delivery of the shares upon the exercise of an Option by a Participant shall be registered under the Securities Act of 1933, such Participant shall, as a condition of the Company's obligation to deliver such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

        (B) In the event of the death of a Participant, an additional condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

        (C) An additional condition of exercising any non-incentive stock option shall be the entry by the Participant into such arrangements with the Company with respect to withholding as the Administrator shall determine; provided, however, that such Participant may direct the Company to satisfy all or a portion of such withholding obligation by withholding from the shares of the Common Stock issuable to him on such exercise shares of the Common Stock having a fair market value equal to the portion of the withholding obligation so satisfied.

12.	Declining Market Price.

        Subject to Section 409A of the Code, except in the case of an Option granted to a Director, in the event the fair market value of the Common Stock declines below the option price set forth in any Option, the Administrator may, subject to the approval of the Board, at any time, adjust, reduce, cancel and re-grant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Common Stock.

13.	No Stockholder Status; No Restrictions on Corporate Acts; No
Employment Right.

        (A) Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price therefore, a share issued upon exercise of an Option shall be fully paid and non-assessable.

        (B) Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

        (C) Neither the existence of the Plan nor the grant or existence of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

14.	Termination and Amendment of the Plan.

        The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not, without further approval of the holders of a majority of the shares of the Common Stock legally voting on the proposal, increase the number of shares of the Common Stock as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 10 hereof), or change the class of persons eligible to participate in the Plan, or change the manner of determining the Option prices, or extend the period during which an Option may be granted or exercised.
Except as otherwise provided in Section 15 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

15.	Expiration and Termination of the Plan.

        The Plan shall terminate on February 10, 2022 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

16.	Options Granted in Connection With Acquisitions.

        The Administrator may determine, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company (such corporation being hereafter referred to as an "Acquired Subsidiary"), that Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. The Administrator, at its discretion shall determine as to such Options, the option prices, whether they may be exercisable immediately or at any time or times either in whole or in part, and such other provisions not inconsistent with the Plan, or the requirements set forth in Section 14 hereof that certain amendments to the Plan be approved by the stockholders of the Company.


__________________________________________________________________________

PROXY CARD:


              SCIENTIFIC INDUSTRIES, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                    January 12, 2012

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints James S. Segasture and Helena R. Santos, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share ("Common Stock"), of Scientific Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2011 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, on Thursday, January 12, 2012 at 11:00 a.m. New York time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

1.  Election of Class C Directors:

               JOSEPH G. CREMONESE      ROGER B. KNOWLES

        FOR both nominees  (    )    WITHHOLD for both nominees  (    )

If you do not wish your shares voted FOR one of the nominees, draw a line through that person's name above.


2.  Approve the Company's 2012 Stock Option Plan.

FOR   (   )		AGAINST   (   )		ABSTAIN   (   )

3. Ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012.

FOR   (   )		AGAINST   (   )		ABSTAIN   (   )

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.


The Board of Directors recommends the vote FOR the election of the nominees for Class C Directors and proposals 2 and 3.


THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

__________________________________________________________________________


(BACK OF CARD)


PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AND APPROVE PROPOSALS NOs. 2 AND 3.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual
Meeting will not by itself revoke a proxy given by the stockholder.

                          (Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.)




Dated:_________________                   _______________________________
                                          Signature

PLEASE COMPLETE, SIGN, DATE               __________________________________
AND RETURN THE PROXY CARD                 Signature, if held by joint owners
PROMPTLY USING THE
ENCLOSED ENVELOPE.